Exhibit (10k)

                           FACTORING AGREEMENT




Republic Factors Corp.
452 Fifth Avenue
New York, New York 10018

     Re: Unifi, Inc.

Ladies and Gentlemen:

         We hereby request that you act as our factor effective as of the date of your acceptance hereof, upon the terms and conditions set forth below. All capitalized terms shall have the meaning given such terms in Section 15 of this Agreement ("Definitions") unless defined elsewhere in this Agreement.

              1.  PURCHASE OF RECEIVABLES:

              A.   We agree that we will do certain of our
business through you as our factor and hereby assign and sell to you as absolute owner all Receivables. We represent and warrant that each and every Receivable now or hereafter assigned to you will be a bona fide and existing obligation of a customer of ours, owned by and owing to us, arising out of the sale and delivery of goods by us, free and clear of any and all deductions, Disputes, liens, security interests and encumbrances.

              B. You agree to and do hereby purchase without recourse to us, except as set forth hereinafter, all Receivables approved by you in accordance with Section l.E below. You agree to and do hereby assume the risk of non-payment on such Receivables, if nonpayment is due solely to the financial inability of our customer to make payment at the due date of the Receivable, provided the customer has, at such due date, and thereafter, received and finally accepted the merchandise giving rise to such Receivables without any Dispute.

         C. Receivables not approved by you in accordance with Section l.E below also are assigned to and purchased by you, but with full recourse to us in the event of non-payment thereof or in the event of a Dispute.

         D. In addition, we hereby sell, assign and transfer to you all of our right, title and interest in and to the merchandise, the sale of which resulted in creation of Receivables, and in all such merchandise that may be returned by customers and all causes of action and rights in connection therewith, which we now have or may hereafter acquire, including our rights of reclamation, replevin and stoppage in transit and as an unpaid vendor of merchandise or services as a lienor. We hereby agree upon your instruction to promptly take any and all action necessary for you to enforce your rights of reclamation, replevin and stoppage in transit and in the event of our failure to do so, you shall be authorized to exercise any such right in our name or in any manner you deem appropriate. Any merchandise so recovered shall be treated as returned merchandise, and shall be set aside, marked with your name and held for your account as owner. We shall notify you promptly of all such returned merchandise.

         E. No purchase of any Receivable by you shall be deemed to be made pursuant to Section l. B. above unless the sale of merchandise by us resulting in such Receivable shall have been made with your prior written approval of the amount and terms of such sale and the credit standing of our customer, and you shall have the right to withdraw such approval at any time before actual delivery of such merchandise. Each credit approval shall be automatically withdrawn in the event the terms of sale are changed without your written approval or in the event the shipment of goods or rendition of services shall not be made or performed within thirty (30) days from the completion date specified in the credit approval or within thirty (30) days from the date of the credit approval, if no completion date is specified. When a credit approval specifies special terms and conditions, the credit approval shall be deemed automatically withdrawn when such special terms and conditions are not complied with. You shall not be liable in any manner or respect for refusing to accept or approve any Receivable or the credit standing of any customer of ours or for withdrawing any approval as provided in this Section l.E.

         F. Net Sales relating to each Receivable shall be credited to our account net of any deductions as of the last day of the month in which such Receivables are specifically assigned and shall be available for payment on the Settlement Date of the month in which such Receivables are specifically assigned and such credit shall constitute payment in full of such receivable. At your election, you may deduct from Net Sales available for payment on the Settlement Date or charge our account with your factoring commission and interest, fees and charge backs as provided in this Agreement.

         G. On the face of all bills and invoices for all Receivables assigned to and purchased by you hereunder shall be placed the following legend: "This Receivable is assigned owned by and payable only to: REPUBLIC FACTORS CORP. AT P.O. BOX 7777, W8720, PHILADELPHIA, PA 19175-8720 OR DEPT. 49941, LOS ANGELES, CA 90088, whichever is nearer. Any objection to this invoice must be reported to Republic Factors Corp. at 452 Fifth Avenue, New York, N.Y. 10018-2706."

         2. ADVANCES: You may, in your sole discretion, make advances to us from time to time at our request. In your sole discretion you may hold a reserve against Receivables in such amount as you determine to hold, and you may revise such reserve from time to time.

         3. SECURITY INTEREST: As security for any and all Obligations, you shall be entitled to hold and we hereby grant to you a continuing general lien upon, security interest in and to, and right of set off on or against any or all of the following, whether now or hereafter existing or acquired (collectively, the "Collateral"): our reserves, all balances, sums and other property at any time to our credit or in your possession or in the possession of any of your Affiliates, together with all merchandise the sale of which resulted in the creation of Receivables and in all such merchandise that may be returned by customers and Receivables, if and to the extent we are deemed to have any rights therein, and all books and records relating to any of the foregoing, including the cash and non-cash proceeds of all of the foregoing. We represent, warrant and covenant to you that we now have, and shall at all times continue to have, good and marketable title to all of the Collateral, free and clear of any and all liens, security interests and encumbrances. We shall execute and deliver to you all financing statements and other documents and instruments that you may request to perfect, protect or establish your security interest hereunder. We shall reimburse you for, and you shall be entitled to charge our account with, all reasonable costs and expenses incurred by you in connection with the enforcement of this Agreement, or to enforce any of the obligations, or in the prosecution or defense of any action, between you or us, concerning any matter growing out of or in any manner relating to this Agreement or other Collateral or any obligation whatsoever including, without limitation, all reasonable fees and expenses of your attorneys (including in-house counsel), incurred in connection with the foregoing, including, without limitation, those incurred in connection with any state court insolvency case or proceeding or federal bankruptcy case or proceeding, and all fees and costs in connection with public record searches and filings, investigation, accounting and periodic field examination fees and expenses (whether from your own or outside investigators, auditors or examiners) and all other costs and expenses with respect thereto, whether or not a legal action is commenced by or against us, and if such action is commenced, whether or not judgment is obtained. Recourse to security or any Collateral shall not at any time be required and we shall at all times remain liable for the repayment on demand to you of all loans and advances to or for our account and of all other Obligations at any time or from time to time owing to you or any of your Affiliates.

         4. DISBURSEMENT OF FUNDS: We may from time to time give you oral, telephonic, telefax and/or written instructions to disburse monies out of our factoring account. Such disbursement requests may be made by any of our officers, employees or agents and you shall have no obligation to verify that any request is authorized or proper.

         5.   INTEREST:

              A. Interest charges to our account shall be at one-half of one percent (1/2%) in excess of the Republic Reference Rate, computed on the basis of a 360-day year for the actual number of days in the interest period. We recognize that the actual yield to you under this Agreement may exceed the rate of interest specified in this Section 5.A. The interest rate in effect during each calendar month shall be determined using the Republic Reference Rate in effect on the last Business Day of the preceding calendar month.

              B. Interest on all sums charged to us or to or for our account or payable to us by you during any month shall be calculated from the date any such charge was incurred up to and including the Settlement Date of such month. Interest on all sums advanced to us or to or for our account shall be calculated from the date of such advance up to and including the date on which such advance is repaid.

              C. You shall charge our account with interest at the applicable rate determined in accordance with Section 5.A above for chargebacks, and changes to the due date of any Receivable. Interest on chargebacks of full invoices shall be calculated from the due date of the Receivable involved to the Settlement Date of the month in which such chargeback was made. Interest on chargebacks relating to customer partial deductions of invoices shall be calculated from the Deposit Date of the remittance taking such deduction until the end of the month in which such chargeback was made and from the end of such month until the Settlement Date of such month. Interest on changes to the due dates of Receivables shall be calculated from the original due date of such Receivable to the revised due date of such Receivable. Early payments made by our customers shall not reduce the interest to be charged to our account.

              D. If for any reason there remains with you past any Settlement Date any balance owing to us ("Matured Funds"), you shall pay us interest on such Matured Funds from the day after Settlement Date up to and including the date such funds are remitted to us, at a rate per annum equal to 2% below the Republic Reference Rate in effect during each day in which such Matured Funds are retained by you. The applicable Republic Reference Rate to be determined in accordance with Section 5.A above. You reserve the right to remit such Matured Funds to us at any time.

         6. MONTHLY STATEMENTS: You will send us a monthly statement of our account current after the end of each month. UNLESS YOU RECEIVE OUR WRITTEN EXCEPTIONS TO ANY ACCOUNT CURRENT RENDERED BY YOU WITHIN SIXTY (60) DAYS AFTER SUCH ACCOUNT CURRENT IS RENDERED, SUCH ACCOUNT CURRENT SHALL CONSTITUTE AN ACCOUNT STATED AND BE DEEMED ACCEPTED BY US AND SHALL BE CONCLUSIVE AND BINDING UPON US.

         7.   COMMISSIONS:
              A. We agree to pay to you a factoring commission equal to five tenths of a percent (.5%) of the gross face amount of each Receivable, less, with respect to each Receivable, applicable credits issued by us. Your factoring commission as so calculated shall be charged to our account effective as of the fifteenth (15th) day of the month in which the Receivable was assigned.

              B. Commissions payable to you hereunder are based upon our usual and regular terms which do not exceed sixty (60) days.

              C. We may from time to time request that you credit approve sales made by us to Debtors-in-Possession operating under Chapter 11 of the Bankruptcy Code ("DIP Sales"). We agree that any such credit approval by you of DIP Sales shall be subject to a supplemental factoring commission to be agreed upon by you and us in addition to the regular factoring commission charged by you, as an additional condition to your factoring of DIP Sales.

              D. Each month you shall charge our account with the amount of the factoring commission provided for herein.

         8. ASSIGNMENT SCHEDULES, INVOICING AND CREDITS: We will provide you with an assignment and schedule of Receivables sold and assigned to you in form satisfactory to you. All bills or invoices shall be mailed by us to our customers at our sole expense. We will give you copies of all bills or invoices, together with such proof of shipment or delivery as you may from time to time require. The issuance of or any billing by us of such bills or invoices, shall constitute an assignment thereof to you for the Receivables represented thereby, whether or not we execute any other specific instrument of assignment. Notwithstanding the foregoing, you shall be deemed not to have assumed the credit risk as provided in Section l.B above if we do not supply you with a schedule and assignment of Receivables within ten (10) days of the creation of the Receivables involved and the risk of loss with respect to such Receivables shall be deemed to have reverted to and been assumed by us without any act upon your part to effect the same. Credits may be claimed only by the customer. All credits for full invoice amounts shall be assigned by us to you.

         9. DISPUTES AND CHARGEBACKS: We hereby further warrant to you that the customer in each instance has received and will accept the merchandise sold and the bill or invoice therefor, and will pay the same as and when due without any Dispute. We will notify you promptly of, and, at our own cost and expense, including attorneys' fees and expenses, shall settle all Disputes and will pay you promptly the amount of the Receivables affected thereby. Any Dispute not settled by us by the sixtieth (60th) day next following the maturity of the bill or invoice affected thereby may, if you so elect, be settled, compromised, adjusted or litigated by you directly with the customer or other complainant for our account and risk and upon such terms and conditions as you in your sole discretion deem advisable. In addition to all other rights to which you are entitled hereunder, whenever there is any Dispute, if any unapproved Receivable or approved Receivable of a customer having other approved Receivables then in Dispute is unpaid at its maturity, you may charge the amount of the Receivable so affected or unpaid to us at any time. In addition, you shall also be entitled to charge our account the amounts you receive in payment of any unapproved Receivable and which thereafter you are required to turn over or return to the customer or any legal representative thereof. The provisions of the foregoing sentence shall survive the termination of this Agreement, and we hereby indemnify you and hold you harmless from any loss or expense arising out of the assertion of such a claim with respect to any such unapproved Receivable, including attorneys' fees and expenses. You may charge back to our account any deduction taken by customer with respect to a Receivable sixty days after receipt of payment with respect to such Receivable. In addition, as further consideration for your entering into this Agreement, we waive any right to any payments received by you from or on behalf of our customers which neither you nor we can identify to any Receivable. Any chargeback of a Receivable shall not be deemed nor shall it constitute a reassignment to us of the Receivable affected thereby, and title thereto and to the merchandise represented thereby shall remain in you until you are fully reimbursed. Regardless of the date or dates upon which you charge back the amount of any Receivable with respect to which there is any Dispute, or the amount owing from a customer which has raised any Dispute, we agree that immediately upon the occurrence of any such Dispute, any obligation you may otherwise have had hereunder to bear the risk of loss with respect to such Receivable shall cease and such obligation shall be deemed to have reverted to, and to have been assumed by, us without any act upon your part to effect the same.

              10. REMITTANCES OF FUNDS: If any remittances are made directly to us, we shall hold the same in trust for you as your property and immediately deliver to you the identical checks, monies or other forms of payment received, and you shall have the right to endorse our name on any and all checks or other forms of remittances received if such endorsement is necessary to effect collection.

              11.  MAINTENANCE OF RECORDS:

                   A. We agree that we will hold at our offices and be fully responsible to you for any and all shipping receipts evidencing delivery of goods or rendition of services regarding Receivables factored by you. Such shipping evidences held by us shall be available for your inspection and for delivery to you at your request at any time.

                   B.  We further agree to make our records,
files and books of account, including, but not limited to, any and all bills, invoices, shipping or transport documents, ledgers, journals, checkbooks, correspondence, memoranda, microfilm, microfiche, computer programs and records, source materials, tapes and discs (collectively "Documents"), available to you on request and that you may visit our premises during normal business hours to examine such Documents and to make copies or extracts thereof and to conduct such examinations as you deem necessary.

              12.  CERTAIN COSTS AND EXPENSES

                   A. If you, in your sole discretion, agree to at our request and on our behalf file a claim (a "DR Claim"), with respect to a Receivable which is not at your credit risk or forward such a DR Claim to a collection agency or attorney for collection, you shall do so only if you and we have agreed as to the terms regarding payment to you for such service or those of any collection agency or attorney to whom you may forward the DR Claim and reimbursement for expenses incurred in respect thereof and you may then charge our account in an amount equal to such agreed fees and expenses.

                   B. We shall be entitled to receive at no cost to us one (1) Client Detail Aged Trial Balance for each month.

                   C.  You may modify the charges set forth in
Sections 4, 7.B, 7.C and 12.A above, from time to time, on not less than sixty (60) days prior written notice.

              13. TAXES: Any state, city, local or federal sales or excise taxes on sales of Receivables hereunder shall be timely paid by us, but if you should make any payment of any thereof, we will repay the same to you upon demand, and all such payments shall constitute Obligations.

              14.  WARRANTIES AND AGREEMENTS:

                   A.  We hereby warrant our solvency (which
warranty shall be continuing throughout the term of this Agreement) and hereby agree that we are not entitled to and shall not pledge your credit for any purpose whatsoever. We further agree that we shall not encumber or grant a lien on or security interest in Receivables or our other Collateral, other than to you without your prior written consent.

         B. We agree to furnish you with balance sheets, statements of profit and loss, financial statements and such other information regarding our business affairs and financial condition as you may from time to time require, and in any event, a statement of our financial position for each fiscal year prepared and certified by our regularly engaged Certified Public Accountant. All such statements shall fairly present our financial condition as of the dates, and the results of our operations for the periods, for which the same are furnished.

         C. This Agreement is the complete agreement between the parties hereto as to the subject matter hereof, all prior commitments, proposals, negotiations concerning the subject matter hereof being merged herein. This Agreement is entered into for the benefit of said parties, their successors and assigns, except that we shall not assign or hypothecate our rights under this Agreement to any other person, firm, corporation or entity without your prior written consent. This Agreement cannot be amended, changed, modified or terminated orally. We hereby consent to the assignment by you of this Agreement and your rights hereunder, including the Collateral, to any Affiliate or any other third-party. No delay or failure on your part in exercising any right, privilege or option hereunder shall operate as a waiver of such or of any other right, privilege or option, and no waiver whatever shall be valid unless in writing signed by you and then only to the extent a waiver is therein set forth.

         15. DEFINITIONS: For purposes of this Agreement the following terms shall have the respective meanings given to them below:

         (a) "Affiliates" shall mean any person, firm or corporation directly or indirectly controlling, controlled by or in common control with you and any corporation the stock of which is owned or controlled directly or indirectly by, or is under common control with, Republic New York Corporation.

         (b) "Agreement" shall mean this Factoring Agreement, as amended, modified or supplemented.

         (c) "Average Weighted Due Date of Receivables" shall mean with respect to Receivables assigned hereunder in any month, the quotient obtained by dividing the Dollar Days for such month by the Net Sales for such month, adjusted to the next calendar day, if such calculated date results in fractional days.

         (d) "Business Day" shall mean any week day on which banking institutions in New York, New York are open for the transaction of ordinary banking business. If any payment or credit by you to us under this Agreement is due on a day other than a Business Day, then such payment or credit shall be made on the next Business Day.

         (e) "Deposit Date" shall mean with respect to a payment on a Receivable from or on behalf of our customer made to the banking institution receiving on your behalf such payment, the date such banking institution notes on the item evidencing such payment or otherwise on its records as the date it deems such payment as having been received by it.

         (f) "Dispute" shall mean any dispute, claim, offset, defense, counterclaim or any other reason for nonpayment other than a customer's financial inability to pay, whether bona fide or not, and regardless of whether the same, in part or in whole, relates to an unpaid Receivable or any other Receivable.

         (g) "Dollar Days" shall mean with respect to Receivables assigned hereunder in any month, the number of days from the end of the month in which each invoice or credit is assigned to its due date (based upon longest or shortest payment terms as you may elect) multiplied by the dollar amount of each such invoice or credit, net of discounts.

         (h) "Net Sales" shall mean the gross face amount of Receivables less discounts offered to, and any credits received by or allowed to our customers. In computing "Net Sales" you may in your discretion treat (1) discounts offered to our customers as having been taken by such customers on the largest discount offered to them, and (2) all discounts used in such computation also as being applicable to postage, freight, and incidental charges.

         (i) "Obligations" shall mean all loans, advances, indebtedness, liabilities, debit balances, covenants and duties and all other obligations of whatever kind or nature at any time or from time to time owed by us to you or any of your Affiliates, whether fixed or contingent, due or to become due, no matter how or when arising and whether under this or any other Agreement or otherwise and including all obligations for purchases made by us from any other concern factored by you.

         (i) "Receivables" (or "Receivable" in the singular) shall mean and include all accounts, and all other obligations of customers of ours arising out of the sale and delivery of goods by us (whether now existing or hereafter created) which are designated by us as being factored by you.

         (k) "Republic Reference Rate" shall mean the lending rate established by Republic National Bank of New York from time to time at its principal domestic office as its reference lending rate for domestic commercial loans.

         (1)  "Settlement Date" shall mean the Average Weighted
Due Date of all Receivables assigned during such month plus five
Business Days.

         16.  TERM AND EVENTS OF DEFAULT:

         A. This Agreement shall continue in full force and effect from the effective date hereof unless terminated by you or unless we notify you of our desire to terminate this Agreement by giving you at least thirty (30) days' prior written notice. You shall have the right to terminate this Agreement at any time upon thirty (30) days' prior written notice. Termination shall be effective by the mailing by certified mail, return receipt requested of a letter of notice addressed by either of us to the other specifying the date of termination. Notwithstanding the foregoing, you may terminate this Agreement without notice upon the occurrence of any Event of Default. On termination for any reason, all obligations shall, unless and to the extent that you otherwise elect, become immediately due and payable without notice or demand. Any of the following events with respect to us or any guarantor of any Obligations shall constitute an "Event of Default" hereunder: default in the payment or performance of any Obligation owing to you or any of your Affiliates when due, including without limitation the failure to pay to you the amount of any net debit balance in our account and any unpaid interest thereon after demand therefor has been made; or we or any of them commit any breach of or default in the performance of any other covenant or agreement contained in this Agreement or in any other instrument or agreement with or in favor of you or your Affiliates; any representation or warranty made by us or any of them in this Agreement or in any other instrument or agreement with or in favor of you or your Affiliates shall prove to be inaccurate or untrue; any partner (if we or any of them is a partnership) shall die or otherwise withdraw from the partnership; death (if we or any of them is a natural person) or dissolution (if we or any of them is a corporation); we or any of them shall commence any case, proceeding or other action under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to us or any of them, or seeking to adjudicate us or any of them a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to us or any of them or any of their debts, or seeking appointment of a receiver, trustee, custodian or other similar official for us or any of them or for all or any substantial part of the assets of us or any of them, or we or any of them shall make a general assignment for the benefit of its creditors, or there shall be commenced against us or any of them any case, proceeding or other action of a nature referred to in this clause; there shall be commenced against us or any of them any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of the assets of us or any of them which results in the entry of an order for any such relief, or we or any of them shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this clause; we or any of them shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; entry of a judgment against us or any of them; failure to pay or remit any tax when assessed or due; making a bulk transfer or sending notice of intent to do so; granting any security interest (other than to you) in the Collateral without your prior written consent; suspension or liquidation of the usual business of us or any of them; failing to furnish you with any requested financial information or failing to permit inspection of books or records by you or any of your agents, attorneys or accountants; the occurrence of a default or event of default under any guarantee or security agreement guaranteeing or securing any obligations; we or any of them (if a corporation) shall become a party to any merger or consolidation without your prior written consent unless the surviving entity shall specifically assume our obligations hereunder and have a net worth upon the effectiveness of such merger or consolidation at least equal to ours immediately prior thereto; or control of us or any of them (if a corporation or partnership) shall change.

         B. Notwithstanding any termination hereof, this Agreement shall nevertheless continue in full force and effect as to, and be binding upon us, after any termination, until we have fully paid, performed and satisfied all of the Obligations, no matter how or when arising and whether under this or any other agreement.

         17. REMEDIES: Upon the occurrence of any Event of Default, you shall have all of the rights and remedies of a secured party under the Uniform Commercial Code and other applicable laws with respect to all Collateral, such rights and remedies being in addition to all of your other rights and remedies provided for herein or in any other agreement between us, and further, you may, at any time or times, after the occurrence of any such Event of Default, sell and deliver any and all other Collateral held by you or for you at public or private sale, in one or more sales or parcels, at such prices and upon such terms as you may deem best, and for cash or on credit or for future delivery, without your assumption of any credit risk, and at public or private sales, as you may deem appropriate. If reasonable notice of the time and place of such sale is required under applicable law, such requirement shall be met if any such notice is mailed, postage prepaid, to our address shown on the cover page hereof, or the last shown address in your records, at least five (5) days before the time of the sale or disposition thereof. You may be the purchaser at any sale, if it is public, free from any right of redemption, which, to the extent permitted by law, we also hereby expressly waive. The proceeds of sale shall be applied first to all costs and expenses of sale, including attorneys' fees and disbursements, and then to the payment (in such order as you may elect) of all Obligations. You will return any excess to us and we shall remain liable to you for any deficiency. Your rights and remedies under this Agreement will be cumulative and not exclusive of any other rights or remedies which you may otherwise have. The provisions of this Section 17 shall survive any termination of this Agreement.

              18.  APPLICABLE LAW, ARBITRATION, WAIVER OF JURY
TRIAL, JURISDICTION, STATUTE OF LIMITATIONS:

              A. This Agreement is made in the State of New York and shall be governed by and construed in accordance with the laws of said State, without regard to conflict of laws principles.

         B. We agree that any Claim or cause of action by us against you, or any of your directors, officers, employees, agents, accountants or attorneys, based on, arising from or relating in any way to this Agreement, or any supplement or amendment hereto, or any other present or future agreement between us, or any other transaction contemplated hereby or thereby or relating hereto or thereto, or any other matter whatsoever shall be barred unless asserted by us by the commencement of an action or proceeding in a court of competent jurisdiction by the filing of a complaint within three years after the first act, occurrence or omission upon which such Claim or cause of action, or any part thereof, is based, and the service of a summons and complaint upon one of your officers, within thirty (30) days thereafter. We agree that said three year period is a reasonable and sufficient time for us to investigate and act upon such Claim or cause of action. Said three year period shall not be waived, tolled or extended except by specific written consent by you.

         C. In performing your obligations under this Agreement, you shall be liable to us for only your negligence or willful misconduct. No person or entity shall be a third party beneficiary of any of our rights or claims under this Agreement and in particular, but not by way of limitation, you shall not be liable to any third party or for any act or omission by you or any third party including, without limitation, the inability or failure of any third party to effect a transfer in accordance with our instructions due to mechanical, computer or electrical failures or for any other reason beyond your control. You shall have no obligation to pursue, or assist us in pursuing, any claim we may have against any third party. In no event, shall you be liable for special, punitive, indirect or consequential damages, nor shall any action or inaction on your part, constitute a waiver by you of any cause of action or defense.

         D. YOU AND WE EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION BASED UPON, ARISING FROM, OR IN ANY WAY RELATING TO: (I) THIS AGREEMENT, OR ANY SUPPLEMENT OR AMENDMENT HERETO; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN YOU AND US; OR (III) ANY CONDUCT, ACTS OR OMISSIONS BY YOU OR US OR ANY OF YOUR OR OUR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH YOU OR US; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. As a material part of the consideration to you to enter into this Agreement, we (1) agree that, at your option, all actions and proceedings based upon, arising out of or relating in any way directly or indirectly to this Agreement shall be litigated exclusively in the Supreme Court of the State of New York, County of New York, (2) consent to the jurisdiction of such court and consent to the service of process in any such action or proceeding by personal delivery, first-class mail, or any other method permitted by law, and (3) waive any and all rights to transfer or change the venue of any such action or proceeding to any other court.

         E. The headings of various Sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions of this Agreement.

         F. This Agreement and the other written documents previously or now executed in connection herewith are the entire and only agreements between us with respect to the subject matter hereof, and all oral representations, agreements and undertakings, previously or contemporaneously made, which are not set forth herein or therein, are superseded hereby and thereby. The provisions of this Section 18, shall survive any termination of this Agreement.

                             Very truly yours,
ATTEST:

GEORGE ALFRED WEBSTER                  ROBERT A. WARD
_______________________________   ______________________________

[SEAL]                       By:  EXECUTIVE VICE PRESIDENT
                                  ______________________________
                                  Title:


                             ACCEPTED AT NEW YORK, NEW YORK


                             ON August 23, 1995


                             REPUBLIC FACTORS CORP.


                             By: LUANE HILLER
                                ______________________________
                                Title: Senior Vice President






                           LETTER AMENDMENT
                           ----------------

Republic Factors Corp.
227 West Trade Street, Suite 2050
Charlotte, NC  28202
Mailing Address: Post Office Box 221679
Charlotte, NC  28222-1679
Telephone 704 358 2000


                                         October 16, 1995

Unifi, Inc.
7201 West Friendly Avenue
PO Box 19109
Greensboro, N.C.  27419

Gentlemen:

     We refer to the factoring agreement entered into between us on August 18, 1995 ("Agreement").

     For mutual convenience, in lieu of providing us with physical copies of all invoices as required by the Agreement, we agree to accept a computer summary, in form satisfactory to us containing all of the pertinent information relating to each invoice as we deem appropriate.

     Accordingly, pursuant to our mutual understanding, effective immediately, the Agreement shall be, and hereby is, amended to provide that until we advise you to the contary we will accept computer summaries in lieu of physical copies of all such invoices as provided above. You agree however to retain physical copies of all such invoices and upon our request to promptly provide us with copies thereof. Your failure to provide such copies to us upon our request within a reasonable time shall entitle us to charge your account with the amount of the relevant invoice (whether said invoice was at our credit risk or not).

    In addition, we shall not be responsible for any errors or omissions contained in such computer summaries and you agree to indemnify and hold us harmless from any claims, liability or expense (including reasonable attorneys fees) incurred by us as a result of any such errors and omissions.

     Except as herein provided, no other change in the terms of provisions of the Agreement is intended or implied.

     Kindly acknowledge your agreement to the foregoing by signing and returning the copy of this letter.

                                     Very truly yours,

                                     REPUBLIC FACTORS CORP.

                                     LARRY W. LANEY
                                     Larry W. Laney
                                     Senior Vice President


READ AND AGREED TO:

UNIFI, INC.


BY: ROBERT A. WARD
TITLE: EXECUTIVE VICE PRESIDENT